Filed Pursuant to Rule 497(k)

Registration No. 033-06790

TETON WESTWOOD FUNDS

Teton Westwood Balanced Fund

Supplement dated November 6, 2026

to

Summary Prospectus dated January 28, 2026

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”) dated January 28, 2026, of Teton Westwood Balanced Fund (the “Balanced Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

The following paragraph replaces the disclosure in the Summary Prospectus sub-section entitled “Management—The Portfolio Managers” beginning on page 5:

The Portfolio Managers.

The Adviser has established an Investment Research Advisory Committee (the “Committee”), with respect to the Fund to be comprised of select individuals from the Adviser and Sub-Adviser. The Committee is ultimately responsible for the day-to-day management of the Fund’s portfolio and works with the team leaders in developing and executing the Fund’s investment program. The members of the Committee are as follows: Mario J. Gabelli, Hendi Susanto, Wayne Plewniak, James Dinsmore, Macrae Sykes, Brian Sponheimer, Joseph Gabelli, Sarah Donnelly, Ashish Sinha, Gustavo Pifano, Marc Gabelli, Tony Bancroft, Ian Lapey, Timothy Winters, Robert Leininger, Thomas Browne, Jr., Brian Leonard, Edward S. Borland and Robert M. Goldsborough.

Certain members of the Committee are portfolio managers, as described herein, and the remainder operate as analysts in support of the portfolio management team. Team members collaborate to oversee the assets of the Fund utilizing the resources of the broad organization. While certain portfolio managers and analysts have a sector and geographic focus, each is a generalist, charged with generating ideas for any portfolio and any industry. Once an investment idea is generated, it faces the scrutiny of the research team, and must qualify under the Adviser’s strict investment criteria before it may be implemented for the Fund. This team approach reinforces the Adviser’s discipline, as each team member participates in the analysis and evaluation of every analyst’s ideas. Team members collaborate to manage the assets of the Fund. The composition of the Committee and any respective team may change from time to time.

The Balanced Fund is overseen by members of the Sub-Adviser’s team through a sub-advisory agreement. The team consists of the portfolio managers listed herein who are jointly and primarily responsible for the day-to-day management of the Fund and additional analysts at the Sub-Adviser.

Mr. P. Adrian Helfert, Senior Vice President and Chief Investment Officer — Alternative and Multi-Asset Portfolios, has managed the Balanced Fund since June 30, 2019. Mr. Corey Henegar, CFA, Senior Vice President, Portfolio Manager and Senior Research Analyst, has managed the Balanced Fund since June 30, 2025. Mr. Todd Williams, CFA, Senior Vice President and Director of Equity Research, has managed the Balanced Fund since September 1, 2026. Mr. Kyle Martin, CFA, Vice President and Research Analyst, has managed the Balanced Fund since September 1, 2026.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE